UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 14, 2008

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BLACK HILLS CORPORATION

(Exact name of registrant as specified in its charter)

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South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400
(Zip Code)
605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously disclosed on Form 8-Ks filed on February 8, 2007, February 1, 2008 and April 30, 2008, Black Hills Corporation (the “Company”) entered into agreements with Aquila, Inc. (“Aquila”) to acquire the gas utilities operated by Aquila in Colorado, Iowa, Kansas and Nebraska, and the electric utility operated by Aquila in Colorado, together with certain related assets, for $940 million in cash. At the same time we entered into our agreements with Aquila, Aquila also entered into an agreement with Great Plains Energy Incorporated (“Great Plains”) for the merger of a subsidiary of Great Plains with and into Aquila. Each transaction was contingent on the completion of the other transaction, meaning that one transaction could not be completed unless the other transaction was completed.

On July 14, 2008, all conditions to closing were met and the Company completed the purchase of the four natural gas utilities in Colorado, Iowa, Kansas and Nebraska, the electric utility in Colorado and certain related assets. The $940 million purchase price was financed through a $380 million borrowing on the Company’s $1 billion acquisition facility and from cash proceeds generated from the Company’s sale of seven independent power plants on July 11, 2008.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 14, 2008, in conjunction with the closing of the Aquila acquisition described under Item 2.01 above, the Company borrowed $380 million under its $1 billion acquisition Credit Agreement dated May 7, 2007. The loan matures on February 5, 2009, and bears interest either at the prime rate if it is a Base Rate Loan or at LIBOR plus 0.55% if it is a Euro Dollar Loan. The initial loan is a Base Rate Loan bearing interest at 5.0%. The Credit Agreement dated as of May 7, 2007, filed as Exhibit 10.3 to the Company’s Form 10-Q for the quarterly period ended June 30, 2007, is incorporated herein by reference.

Item 8.01	Other Events

On July 14, 2008, the Company issued a press release announcing the completion of the purchase of the Aquila properties. A copy of the press release is attached hereto as Exhibit 99.1. This press release is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired

The financial statements of the assets acquired will be filed by amendment to this report no later than September 29, 2008.

(b)	Pro Forma Financial Information

The pro forma financial information of the Company reflecting the assets acquired will be filed by amendment to this report no later than September 29, 2008.

(d)

Exhibits

99.1	Press Release, dated July 14, 2008, issued by Black Hills Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Steven J. Helmers
Steven J. Helmers
Senior Vice President
and General Counsel

Date: July 14, 2008

Exhibit Index

Exhibit No.

99.1	Press Release, dated July 14, 2008, issued by Black Hills Corporation.

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